EX-99.23(h)(72)

Amendment to Amended And Restated Administration Agreement
between JNL Series Trust and Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (“Administrator”), and JNL Series Trust, a Massachusetts business trust (“Trust”).

Whereas, the Administrator and the Trust entered into an Amended and Restated Administration Agreement dated as of December 3, 2007 (“Agreement”), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a “Fund”) of the Trust.

Whereas, Capital Guardian Trust Company was replaced with Franklin Templeton Institutional, LLC as Investment Sub-Adviser for the JNL/Capital Guardian International Small Cap Fund, and the parties wish to amend Schedule A and Schedule B of the Agreement to remove the JNL/Capital Guardian International Small Cap Fund, and add the JNL/Franklin Templeton International Small Cap Growth Fund.

Whereas, the parties also wish to amend Schedule A and Schedule B of the Agreement to add the following six new funds to the Trust: 1) JNL/American Funds Blue Chip Income and Growth Fund; 2) JNL/American Funds Global Bond Fund; 3) JNL/American Funds Global Small Capitalization Fund; 4) JNL/American Funds Growth-Income Fund; 5) JNL/American Funds International Fund; and 6) JNL/American Funds New World Fund.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Administrator agree as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 1, 2010, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2010, attached hereto.

3.	This Amendment may be executed in two or more counterparts, which together shall constitute one document.

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed as of this 1st day of May, 2010.

JNL Series Trust	Jackson National Asset Management, LLC

By: /s/ Susan S. Rhee	By: /s/ Mark D. Nerud
Name: Susan S. Rhee	Name: Mark D. Nerud
Title: Vice President, Counsel, and Secretary	Title: President

Schedule A
Dated May 1, 2010

Funds
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/AIM International Growth Fund
JNL/AIM Large Cap Growth Fund
JNL/AIM Global Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Capital Guardian U.S. Growth Equity Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/Capital Guardian Global Balanced Fund
JNL/Credit Suisse Commodity Securities Fund
JNL/Credit Suisse Long/Short Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
JNL/Ivy Asset Strategy Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Equity Fund
JNL/M&G Global Basics Fund
JNL/M&G Global Leaders Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Global Alpha Fund
JNL/Mellon Capital Management European 30 Fund
JNL/Mellon Capital Management Index 5 Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Pacific Rim 30 Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management 10 x 10 Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/PAM Asia ex-Japan Fund
JNL/PAM China-India Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/Select Balanced Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Disciplined Moderate Fund
JNL/S&P Disciplined Moderate Growth Fund
JNL/S&P Disciplined Growth Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P 4 Fund

Schedule B
Dated May 1, 2010
Class A & B Shares

Funds	Assets	Fee
JNL/American Funds Blue Chip Income and Growth Fund	All Assets	.15%
JNL/American Funds Global Bond Fund	All Assets	.15%
JNL/American Funds Global Small Capitalization Fund	All Assets	.15%
JNL/American Funds Growth-Income Fund	All Assets	.15%
JNL/American Funds International Fund	All Assets	.15%
JNL/American Funds New World Fund	All Assets	.15%
JNL/AIM International Growth Fund	All Assets	.15%
JNL/AIM Large Cap Growth Fund	All Assets	.10%
JNL/AIM Global Real Estate Fund	All Assets	.15%
JNL/AIM Small Cap Growth Fund	All Assets	.10%
JNL/Capital Guardian U.S. Growth Equity Fund	All Assets	.10%
JNL/Capital Guardian Global Diversified Research Fund	All Assets	.15%
JNL/Capital Guardian Global Balanced Fund	All Assets	.15%
JNL/Credit Suisse Commodity Securities Fund	All Assets	.15%
JNL/Credit Suisse Long/Short Fund	All Assets	.15%
JNL/Eagle Core Equity Fund	All Assets	.10%
JNL/Eagle SmallCap Equity Fund	All Assets	.10%
JNL/Franklin Templeton Founding Strategy Fund	All Assets	.05%
JNL/Franklin Templeton Global Growth Fund	All Assets	.15%
JNL/Franklin Templeton International Small Cap Growth Fund	All Assets	.15%
JNL/Franklin Templeton Income Fund	All Assets	.10%
JNL/Franklin Templeton Mutual Shares Fund	All Assets	.10%
JNL/Franklin Templeton Small Cap Value Fund	All Assets	.10%
JNL/Goldman Sachs Core Plus Bond Fund	All Assets	.10%
JNL/Goldman Sachs Emerging Markets Debt Fund	All Assets	.15%
JNL/Goldman Sachs Mid Cap Value Fund	All Assets	.10%
JNL Institutional Alt 20 Fund	All Assets	.05%
JNL Institutional Alt 35 Fund	All Assets	.05%
JNL Institutional Alt 50 Fund	All Assets	.05%
JNL Institutional Alt 65 Fund	All Assets	.05%
JNL/Ivy Asset Strategy Fund	All Assets	.15%
JNL/JPMorgan International Value Fund	All Assets	.15%
JNL/JPMorgan U.S. Government & Quality Bond Fund	All Assets	.10%
JNL/JPMorgan MidCap Growth Fund	All Assets	.10%
JNL/Lazard Emerging Markets Fund	All Assets	.15%
JNL/Lazard Mid Cap Equity Fund	All Assets	.10%
JNL/M&G Global Basics Fund	All Assets	.15%
JNL/M&G Global Leaders Fund	All Assets	.15%
JNL/Mellon Capital Management Bond Index Fund	All Assets	.10%
JNL/Mellon Capital Management Global Alpha Fund	All Assets	.15%
JNL/Mellon Capital Management European 30 Fund	All Assets	.20%
JNL/Mellon Capital Management Index 5 Fund	All Assets	.05%
JNL/Mellon Capital Management International Index Fund	All Assets	.15%
JNL/Mellon Capital Management Pacific Rim 30 Fund	All Assets	.20%
JNL/Mellon Capital Management Small Cap Index Fund	All Assets	.10%
JNL/Mellon Capital Management 10 x 10 Fund	All Assets	.05%
JNL/Mellon Capital Management S&P 500 Index Fund	All Assets	.10%
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	All Assets	.10%
JNL/Oppenheimer Global Growth Fund	All Assets	.15%
JNL/PAM Asia ex-Japan Fund	All Assets	.15%
JNL/PAM China-India Fund	All Assets	.20%
JNL/PIMCO Real Return Fund	All Assets	.10%
JNL/PIMCO Total Return Bond Fund	All Assets	.10%
JNL/PPM America High Yield Bond Fund	All Assets	.10%
JNL/PPM America Mid Cap Value Fund	All Assets	.10%
JNL/PPM America Small Cap Value Fund	All Assets	.10%
JNL/PPM America Value Equity Fund	All Assets	.10%
JNL/Red Rocks Listed Private Equity Fund	All Assets	.15%
JNL/Select Balanced Fund	All Assets	.10%
JNL/Select Money Market Fund	All Assets	.10%
JNL/Select Value Fund	All Assets	.10%
JNL/T. Rowe Price Established Growth Fund	All Assets	.10%
JNL/T. Rowe Price Mid-Cap Growth Fund	All Assets	.10%
JNL/T. Rowe Price Short-Term Bond Fund	All Assets	.10%
JNL/T. Rowe Price Value Fund	All Assets	.10%
JNL/S&P Managed Growth Fund	All Assets	.05%
JNL/S&P Managed Conservative Fund	All Assets	.05%
JNL/S&P Managed Moderate Growth Fund	All Assets	.05%
JNL/S&P Managed Moderate Fund	All Assets	.05%
JNL/S&P Managed Aggressive Growth Fund	All Assets	.05%
JNL/S&P Disciplined Moderate Fund	All Assets	.05%
JNL/S&P Disciplined Moderate Growth Fund	All Assets	.05%
JNL/S&P Disciplined Growth Fund	All Assets	.05%
JNL/S&P Competitive Advantage Fund	All Assets	.10%
JNL/S&P Dividend Income & Growth Fund	All Assets	.10%
JNL/S&P Intrinsic Value Fund	All Assets	.10%
JNL/S&P Total Yield Fund	All Assets	.10%
JNL/S&P S&P 4 Fund	All Assets	.05%